Summary Prospectus Supplement

June 23, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 23, 2021 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2021

Frontier Markets Portfolio (the "Fund")

On June 23, 2021, Fund shareholders approved changing the Fund's fundamental investment policy regarding industry concentration, eliminating the requirement that the Fund invest more than 25% of its total assets in the banking industry (i.e., "concentrate" in the banking industry).

Effective immediately, the Fund's principal investment strategies and process are revised accordingly to reflect the elimination of the Fund's fundamental investment policy to concentrate in the banking industry.

Effective immediately, the section of the Summary Prospectus entitled "Principal Risks—Banking Industry" is deleted in its entirety and replaced with the following:

Banking Industry. Investment opportunities in many frontier emerging markets may be in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. To the extent the Fund invests a substantial portion of its assets in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund's performance.

Please retain this supplement for future reference.

  IFIFMCPCSUMPROSPT 6/21